EXHIBIT 32.1
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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
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906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Quarterly Report of PSB Holdings, Inc. (the "Company") on
Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
G. Cocks, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                            /s/ Robert G. Cocks, Jr.
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                            Robert G. Cocks, Jr.
                            President and Chief Executive Officer